UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 2, 2008 (May 29, 2008)

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA (State or Other Jurisdiction of Incorporation)	001-33245 (Commission File Number)	04-3850065 (I.R.S. Employer Identification No.)
10375 Professional Circle Reno, Nevada (Address of Principal Executive Offices)		89521 (Zip Code)
Registrant's telephone number including area code: (888) 682-6671
No Change Since Last Report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of the Company's Equity and Incentive Plan

On May 29, 2008, at the 2008 annual meeting of stockholders of Employers Holdings, Inc. (the "Company"), the Company's stockholders approved amendments to the Company's Equity and Incentive Plan (as amended, the "Plan").  A description of the amendments to the Plan is contained in the Company's proxy statement filed with the Securities and Exchange Commission on April 15, 2008, and a copy of the Plan is attached as Appendix B to that proxy statement.  The Plan and the description thereof are incorporated herein by reference.

Restricted Stock Unit Awards to Chief Executive Officer, Chief Financial Officer and other Named Executive Officers under the Plan

On May 29, 2008, the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") granted time-vested restricted stock units ("RSUs") to, among others, the Company's Chief Executive Officer, Chief Financial Officer and three other named executive officers (collectively, the "Grantees").

Each RSU award will vest as to 25% of the underlying units on each of the first four anniversaries of the date of grant, in each case conditioned on the Grantee's continued employment with the Company.  Upon vesting, the Grantees will receive one share of the Company's common stock for each vested RSU.

A Grantee whose employment is terminated by reason of death or disability prior to vesting would be entitled to full vesting of the then unvested RSUs.  If a Grantee's employment is terminated for any other reason, all RSUs that are unvested as of the time of termination will be forfeited.  Vesting of the RSUs will accelerate upon the occurrence of a "change in control" (as defined in the Plan), unless the RSUs are assumed or replaced in the change of control transaction, in which case the replacement RSUs will vest in full if, within 24 months following the change in control, the Grantee's employment is terminated by the Company for other than "cause" (as defined in the Plan).

Award Table

The RSU awards to the Grantees are as follows:

Name	Number of Restricted Stock Units
Douglas D. Dirks, President and Chief Executive Officer	30,000

Martin J. Welch, President and Chief Operating Officer, EICN and ECIC	15,000
William E. Yocke, Executive Vice President and Chief Financial Officer	10,000
Lenard T. Ormsby, Executive Vice President and Chief Legal Officer	7,500
Ann W. Nelson, Executive Vice President, Corporate and Public Affairs	7,500

The above description of the RSU awards is qualified in its entirety by reference to the terms of the Plan and the terms of the Form of Restricted Stock Unit Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

10.1	Form of Restricted Stock Unit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President, Chief Legal Officer and General Counsel

Dated:    June 2, 2008

Exhibit Index

Exhibit No.	Exhibit
10.1	Form of Restricted Stock Unit Agreement